                                                                         EXHIBIT
                                                                          10.73

                              TERMINATION AGREEMENT

      This TERMINATION AGREEMENT (this "Agreement") is made and entered into as of this 13th day of December, 2000, by and among New Century Financial Corporation, a Delaware corporation ("Parent"), PWF Corporation, a California corporation ("PWF"), Paul B. Akers, an individual, and Kirk Redding, an individual (each a "Former Shareholder" and collectively, the "Former Shareholders").

                              W I T N E S S E T H:

      WHEREAS, Parent and the Former Shareholders are party to a Merger Agreement (the "Previous Merger Agreement") dated December 17, 1997, among Parent, NC Acquisition Corp., PWF and the Former Shareholders, whereby PWF Corporation was merged with NC Acquisition Corp. Pursuant to the Previous Merger Agreement, the Former Shareholders are entitled to certain payments of cash and common stock of Parent (the "Earn-outs") on specified dates and upon the occurrence of certain events;

      WHEREAS, pursuant to the Previous Merger Agreement, each of the Former Shareholders entered into Employment Agreements (the "Former Employment Agreements") with PWF;

      WHEREAS, the parties hereto wish to terminate the Previous Merger Agreement, and the payment of Earn-outs thereunder, and the Former Employment Agreements;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

      1. Earn-outs. In consideration of the Former Shareholders' right to receive the First Earn-out payable for the fiscal year ended December 31, 2000 (as defined in the Previous Merger Agreement), the Former Shareholder's shall receive aggregate consideration equal to $100,000. In consideration of the Former Shareholders' right to receive the Second Earn-Out (as defined in the Previous Merger Agreement), the Former Shareholder's shall receive aggregate consideration equal to $1,150,000. In satisfaction thereof, Parent shall issue to each Former Shareholder (i) a promissory note (each a "Note") in an outstanding principal amount equal to such Former Shareholder's Prorata Share (as that term is defined in the Previous Merger Agreement) of $625,000 (the "Total Note Balance") in the form attached hereto as Exhibit A and (ii) a number of shares of common stock of Parent (the "Parent Common Stock") equal to each Former Shareholder's Prorata Share of the quotient of (i) Total Note Balance (without giving effect to any offsets pursuant to Section 2 below) divided by
(ii) the average of the daily closing prices of the Parent Common Stock as reported on the Nasdaq National Market for the twenty (20) day trading period ending on November 29, 2000 (the "Parent Stock Price").

      2. Offset for Stock Appreciation Rights. Parent shall satisfy the obligations of PWF to certain parties to Stock Appreciation Right Agreements (as listed on Schedule 1 hereto, the "SAR Holders") as set forth below:

            (a) Parent shall issue to each SAR Holder a Note with a principal balance as set forth on Schedule 1 hereto.

            (b) Parent shall issue to each SAR Holder a number of shares of Parent Common Stock as set forth on Schedule 1 hereto.

All such issuances of Notes and Parent Common Stock shall reduce, on a pro rata basis, the outstanding principal balances of the Notes and the number of shares of Parent Common Stock issued to the Former Shareholders, as provided in Section 1 hereof.

      3. No Fractional Shares. Notwithstanding the provisions of Sections 1 and 2 above, Parent shall not be required to issue fractional shares of Parent Common Stock. In lieu of any such fractional shares, Parent will add such fraction multiplied by the Parent Stock Price to the principal balance of the Note.

      4. Profit Sharing. Notwithstanding the immediate termination of the Former Employment Agreements and the release of PWF from all obligations thereunder, the Former Shareholders shall be entitled to a prorated portion of profit sharing amounts earned for the quarter ended December 31, 2000. Any such amounts shall be calculated in accordance with the Former Employment Agreements and shall be paid at such time and in such manner as provided therein.

      5. Acknowledgments.

            (a) The Former Shareholders acknowledge that they have been given access to all information relating to the business and assets of the Parent that they have requested.

            (b) The Former Shareholders understand that the Parent Common Stock to be issued in accordance with Section 1 hereof shall be issued and delivered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); and that for such purpose Parent will rely upon the representations, warranties, covenants and agreements contained herein; and that such exemption may not be available unless such representations and warranties are correct and such covenants and agreements performed.

            (c) The Former Shareholders understand that, under existing rules of the Securities and Exchange Commission (the "SEC"), there are substantial restrictions on the transferability of Parent Common Stock; such shares will not be, and the Former Shareholders will have no rights to require that such shares be, registered under the Securities Act; such shares may be transferred only if registered under the Securities Act or if an exemption from such registration is available; the Former Shareholders may not be able to avail themselves of the provisions of Rule 144 promulgated by the SEC under the Securities Act with respect to the transfer of such shares; and, accordingly, the Former Shareholders may have to hold such shares indefinitely.

            (d) The Former Shareholders are sophisticated investors familiar with the type of risks inherent in the acquisition of securities such as Parent Common Stock; the Former

Shareholders are "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act; and the financial positions of the Former Shareholders are such that they can afford to retain the Parent Common Stock for an indefinite period of time without realizing any direct or indirect cash return on their investments.

            (e) The Former Shareholders will acquire the Parent Common Stock for their own account and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act.

            (f) The Former Shareholders understand that the certificates evidencing the Parent Common Stock will bear appropriate restrictive legends.

      5. Release of Obligations. Upon the satisfaction of the obligations of Parent and PWF to the Former Shareholders and the SAR Holders as set forth above, the Previous Merger Agreement and the Employment Agreements shall automatically terminate and be of no further force and effect; provided, however, that the Former Shareholders shall continue to be subject to the provisions of Section 7.4 of the Previous Merger Agreement. Moreover, the Former Shareholders hereby to release Parent and PWF from all obligations under the Previous Merger Agreement and the Employment Agreements. Furthermore, the Former Shareholders shall cause each of the SAR Holders to execute a document affirming his/her release of PWF from any further obligation under the Stock Appreciation Right Agreements, a form of which is attached hereto as Exhibit B.

      6. Employment Agreements. Concurrently with the execution and delivery of this Agreement, each Former Shareholder shall enter into an Employment Agreement with New Century Mortgage Corporation in the form attached hereto as Exhibit C.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                    "Parent"

                                    NEW CENTURY FINANCIAL CORPORATION,
                                    a Delaware corporation


                                    By:  /s/ Brad A. Morrice
                                         ---------------------------------------
                                            Brad A. Morrice
                                            President


                                    "PWF"

                                    PWF CORPORATION,
                                    a California corporation


                                    By:  /s/ Kirk Redding
                                         ---------------------------------------
                                            Kirk Redding
                                            Chief Executive Officer


                                    "Former Shareholders"

                                    /s/ Paul B. Akers
                                    --------------------------------------------
                                    Paul B. Akers

                                    /s/ Kirk Redding
                                    --------------------------------------------
                                    Kirk Redding

                                        SCHEDULE 1


--------------------------------------------------------------------------------
Holder                                 SAR Units    Note Balance     NCEN Shares
--------------------------------------------------------------------------------
Barbara Wade                                 350     $  5,760.06             506
--------------------------------------------------------------------------------
Daryce Nishibun                              700     $ 11,508.78           1,013
--------------------------------------------------------------------------------
Dawn Benavidez                               220     $  3,621.26             318
--------------------------------------------------------------------------------
Donnie Akers                                 520     $  8,543.87             753
--------------------------------------------------------------------------------
Erika Manzagol                               280     $  4,605.78             405
--------------------------------------------------------------------------------
John Bodnar                                  520     $  8,543.87             753
--------------------------------------------------------------------------------
John Greer                                   350     $  5,760.06             506
--------------------------------------------------------------------------------
Judy McFarland                               250     $  4,107.85             362
--------------------------------------------------------------------------------
Louis Reda                                   400     $  6,574.83             579
--------------------------------------------------------------------------------
Ricardo Cervantes                            280     $  4,605.78             405
--------------------------------------------------------------------------------
Richard Bacik                                520     $  8,543.87             753
--------------------------------------------------------------------------------
Wally Hayes                                  620     $ 10,196.08             897
--------------------------------------------------------------------------------